UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 13, 2023

Mondee Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39943	88-3292448
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10800 Pecan Park Blvd Suite 315 Austin, Texas	78750
(Address of principal executive offices)	(Zip Code)
(650) 646-3320
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	MOND	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment and Restatement of Bylaws

On July 13, 2023, pursuant to the power granted by the certificate of incorporation as permitted by the Delaware General Corporation Law (the “DGCL”), the board of directors (the “Board”) of Mondee Holdings, Inc., a Delaware corporation (the “Company”), approved the amendment and restatement of the Company’s Bylaws (the “Original Bylaws”) pursuant to the Amended and Restated Bylaws attached hereto and incorporated herein by reference as Exhibit 3.1 (the “New Bylaws”), effective as of July 13, 2023. The following is a summary of the material amendments to the Company’s Original Bylaws effected by the New Bylaws:

•Amended Section 2.4(i) of the Original Bylaws to modify the notice requirements for stockholder proposals to align with Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including, without limitation, the requirements of Rule 14a-19 (i.e., the “universal proxy card rules”), while reserving the use of the white card proxies for use by the Board in Section 2.13 of the New Bylaws;
•Amended Section 2.4(iii)(b) of the Original Bylaws to specify the percentage (67%) of voting power of the Company’s outstanding capital stock that a stockholder intends to solicit to approve or adopt a stockholder proposal or otherwise solicit proxies, to align the New Bylaws with Rule 14a-19 under the Exchange Act; and
•Amended certain provisions to align them with and conform them to amendments to the DGCL that have been effected since the Company’s Original Bylaws were adopted, including, without limitation, to:
•Amend Section 2.13 of the Original Bylaws to incorporate the non-exclusive DGCL safe harbor under Section 116 of the DGCL for the documentation, execution, and delivery of documents by electronic transmission; and
•Amend Section 2.14 of the Original Bylaws to eliminate the requirement that the stockholder list be made available for inspection during stockholder meetings, based on amendments to Section 219(a) of the DGCL.

The foregoing description of the amendments effected by the New Bylaws is qualified in its entirety by the full text of the New Bylaws attached hereto and incorporated herein by reference as Exhibit 3.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Mondee Holdings, Inc.
104	Cover Page Interactive Data File

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONDEE HOLDINGS, INC.

Dated: July 18, 2023

	By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula Title: Chief Executive Officer